Exhibit 10.5

EXECUTION COPY

AMENDMENT NO. 1 TO FIRST LIEN TERM LOAN AND GUARANTY

AGREEMENT

AMENDMENT NO. 1 (this “Amendment”) dated as of December 24, 2007 to the First Lien Term Loan and Guaranty Agreement dated as of July 31, 2007 (the “Loan Agreement”) among Tower Automotive Holdings USA, LLC, Tower Automotive Holdings Europe B.V., the Guarantors from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the “Agent”).

WHEREAS, on December 20, 2007 the Holdco Group received Net Cash Proceeds from a Metalsa Asset Sale in the amount of $150,000,000 (the “Metalsa Proceeds”); and

WHEREAS, the Borrowers are required to apply $75,000,000 of the Metalsa Proceeds to make a mandatory prepayment of Loans; and

WHEREAS, the parties hereto have agreed to change the amount of the Metalsa Proceeds that are required to be applied to such mandatory prepayment of Loans, and to make certain other amendments to the Loan Agreement and to the Second Lien Term Loan Agreement;

NOW THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Loan Agreement shall, after this Amendment becomes effective, refer to the Loan Agreement as amended hereby.

Section 2. Amendments. The Loan Agreement is hereby amended as follows:

(a) Section 2.12(f) is amended by adding the following sentence as the new last sentence of such section:

“Notwithstanding the foregoing, the Borrowers shall be required to apply the Net Cash Proceeds that were received by the Holdco Group on December 20, 2007 in respect of a Metalsa Asset Sale as follows: (i) $12,900,000 of such Net Cash Proceeds shall be applied to the prepayment of Loans pursuant to this Section 2.12(f) (it being understood that the provisions of Section 2.12(h) shall apply to such prepayment) and (ii) $62,100,000 of such Net Cash Proceeds shall be applied to the prepayment of Second Lien Term Loans in accordance with Section 2.12 of the Second Lien Term Loan Agreement.”

(b) The definition of “Applicable ABR Margin” in Section 1.01 of the Loan Agreement is amended to read in its entirety as follows:

“Applicable ABR Margin” shall mean 3.25% per annum.”

(c) The definition of “Applicable Euro Margin” in Section 1.01 of the Loan Agreement is amended to read in its entirety as follows:

“Applicable Euro Margin” shall mean 4.25% per annum.

(d) The definition of “Applicable Eurodollar Margin” in Section 1.01 of the Loan Agreement is amended to read in its entirety as follows:

“Applicable Eurodollar Margin” shall mean 4.25% per annum.”

(e) The definition of “Applicable LC Fee” in Section 1.01 of the Loan Agreement is amended to read in its entirety as follows:

“Applicable LC Fee” shall mean at any time 4.25% per annum or, if a Payment Default Event shall have occurred and be continuing at such time, 6.25% per annum.

Section 3. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Loan Parties set forth in Article 3 of the Loan Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 6. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which when the following conditions have been met:

(a) The Agent shall have received from the Borrowers and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

(b) Waiver and Amendment No. 1 to the Second Lien Term Loan Agreement, in the form attached hereto as Exhibit A, shall have become effective (or shall become effective substantially simultaneously with the effectiveness of this Amendment).

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

TOWER AUTOMOTIVE HOLDINGS USA, LLC

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	President

TOWER AUTOMOTIVE HOLDINGS EUROPE, B.V.

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	Managing Director

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Signatory